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                                                                     EXHIBIT 4.1

CLASS A COMMON STOCK
CLASS A COMMON STOCK
TVL

LIN TV Corp.
INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE
SEE REVERSE FOR CERTAIN DIFINITIONS

CUSIP   532774   10   6

This is to Certify that                  is the owner of                  fully
paid and non-assessable shares of Class A common stock, par value $.01 per share, of LIN TV Corp. transferable on the books of the Corporation in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

TREASURER
CHAIRMAN, PRESIDENT AND CHIEF EXECTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
THE BANK OF NEW YORK
                           TRANSFER AGENT

AND REGISTRAR
BY
AUTHORIZED SIGNATURE

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LIN TV Corp.

THE CERTIFICATE OF INCOPORATION OF THE CORPORATION PROVIDES THAT, TO THE EXTENT REAUIRED BY THE COMMUNICATIONS ACT OF 1934, (A) THE CORPORATION SHALL NOT ISSUE IN EXCESS OF 25% OF THE TOAL NUMBER OF SHARES OF CAPITAL STOCK OF THE CORPORATION OUTSTANDING AT ANY TIME TO AN "ALIEN" OR "ALIENS," (B) THE CORPORATION SHALL HAVE THE RIGHT NOT TO PERMIT THE TRANSFER ON THE BOOKS OF THE CORPORATION OF ANY CAPITAL STOCK TO ANY ALIEN THAT WOULD RESULT IN THE TOTAL NUMBER OF SHARES OF SUCH CAPITAL STOCK HELD BY ALIENS EXCEEDING 25% OF THE TOTAL NUMBER OF SHARES OF CAPITAL STOCK OF THE CORPORATION OUTSTANDING AT ANY TIME, OR
(C) NO ALIEN OR ALIENS SHALL BE ENTITLED TO VOTE OR DIRECT OR CONTROL THE VOTE OF MORE THAN 25% OF THE TOTAL NUMBER OF SHARES OF (i) THE TOTAL NUMBER OF SHARES OF CAPITAL STOCK OF THE CORPORATION OUTSTANDING AND ENTITLED TO VOTE AT ANY TIME AND FROM TIME TO TIME OR (ii) THE TOTAL VOTING POWER OF ALL SHARES OF CAPITAL STOCK OF THE CORPORATION OUTSTANDING AND ENTITLED TO VOTE AT ANY TIME AND FROM TIME TO TIME. THE TERM "ALIEN" MEANS: (i) A PERSON WHO IS A CITIZEN OF A COUNTRY OTHER THAN THE UNITED STATES; (ii) ANY ENTITY ORGANIZED UNDER THE LAWS OF A GOVERNMENT OTHER THAN THE GOVERNMENT OF THE UNITED STATES OR ANY STATE, TERRITORY OR POSSESSION OF THE UNITED STATES; (iii) A GOVERNMENT OTHER THAN THE GOVERNMENT OF THE UNITED STATES OR OF ANY STATE, TERRITORY OR POSSESSION OF THE UNITED STATES; OR (iv) A REPRESENTATIVE OF, OR AN INDIVIDUAL OR ENTITY CONTROLLED BY, ANY OF THE FOREGOING. THE CORPORATION HAS MORE THAN ONE CLASS OF STOCK AUTHORIZED TO BE ISSUED. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER UPON WRITTEN REQUEST A COPY OF THE FULL TEXT OF THE PREFERENCES, VOTING POWERS, DESIGNATIONS, QUALIFICATIONS AND SPECIAL AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OF STOCK (AND ANY SERIES THEREOF) AUTHORIZED TO BE ISSUED BY THE CORPORATION AS SET FORTH IN THE CERTIFICATE OF INCORPORATION OF THE CORPORATION AND AMENDMENTS THERETO FILED WITH THE SECRETARY OF STATE OF THE STATE OF DELAWARE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM
TEN ENT
JT TEN
as tenants in common
as tenants by the entireties
as joint tenants with right of
survivorship and not as tenants
in common

UNIF   GIFT   MIN   ACTD                        Custodian
                        (Minor)                                 (Cust)

                                        under Uniform Gifts to Minors
                                        Act

        (State)

Additional abbreviations may also by used though not in the above list.
   For value received,          hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE Shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution on the premises.

Dated

NOTICE:
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.